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                                                               EXHIBIT 10.3 (22)

                                EIGHTH AMENDMENT
                                       TO
                             A. H. BELO CORPORATION
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN


         A. H. Belo Corporation, a Delaware corporation, pursuant to authorization of its Board of Directors, adopts the following amendments to the
A. H. Belo Corporation Employee Savings and Investment Plan (the "Plan").

         1. Section 1.30 of the Plan ("Year of Service") is amended by the addition of the following paragraph:

                 Notwithstanding the foregoing, in determining whether an Employee of Third Avenue Television, Inc., a Delaware corporation ("Third Avenue"), has completed a Year of Service for purposes of eligibility to participate under Section 2.1, each such Employee who became an employee of Third Avenue on February 1, 1995, and who immediately prior to that date was an employee of KIRO, Inc., a Washington corporation ("KIRO"), will receive credit for an Hour of Service for each hour for which the Employee was paid or entitled to payment by KIRO or any affiliate of KIRO determined in accordance with
         Section 1.17 and will receive credit for his period of employment with KIRO or any affiliate of KIRO calculated in the same manner as if it had been employment with a Controlled Group Member.

         2. Section 2.1 of the Plan ("Eligibility to Participate") is amended by the addition of the following sentence:

         In addition, each Employee of Third Avenue Television, Inc. who completed a Year of Service and attained age 21 on or
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before January 31, 1995, will become a Participant on February 1, 1995.

         3. Appendix A to the Plan ("Participating Employers") is amended by the addition of the following corporation:

                         Third Avenue Television, Inc.
                            (as of February 1, 1995)

         4. The foregoing amendments will be effective from and after February 1, 1995.

         Executed at Dallas, Texas, this 22nd day of February, 1995.


                                                     A. H. BELO CORPORATION



                                                     By /s/ Michael J. McCarthy
                                                        _______________________